EXHIBIT 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

        This FIRST AMENDMENT TO CREDIT AGREEMENT is dated as of June 14, 2006 (this "Amendment"), among AMCOL International Corporation (the "Company"), certain Borrowing Subsidiaries, the guarantors party hereto, the financial institutions listed on the signature pages hereof as Lenders, and Harris N.A. ("Harris"), as administrative agent (in such capacity, the "Administrative Agent").

                             PRELIMINARY STATEMENTS

        A. The Company, certain Borrowing Subsidiaries, the guarantors party thereto (the "Guarantors"), the financial institutions party thereto as Lenders, and the Administrative Agent have heretofore entered into that certain Credit Agreement, dated as of November 10, 2005, (the "Credit Agreement"); and

        B. The Company has asked the Lenders and the Administrative Agent to amend the Credit Agreement to permit Volclay Pty. Ltd., a wholly-owned subsidiary of the Company, to become a "Borrower" under the Credit Agreement and the Lenders and the Administrative Agent are willing to do so on the terms and conditions set forth in this Amendment.

        NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        Section 1.1 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

                                   ARTICLE II
                                   AMENDMENTS

        Section 2.1 The Introductory paragraph of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                    This Credit Agreement is entered into as of November 10,
                2005, by and among AMCOL International Corporation, a Delaware corporation (the "Company"), CETCO (Europe) Limited, a United Kingdom corporation ("CETCO Europe"), Colin Stewart Minchem Limited, a United Kingdom corporation ("Colin Stewart" and together with CETCO Europe, collectively referred to herein as the "UK Borrowers" and each individually as a "UK Borrower"), CETCO Poland Sp. .zo. o, a Polish corporation (the "Polish Borrower"), Volclay Pty. Ltd., an Australian corporation (the "Australian Borrower" and, together with the Company, the UK Borrowers, and the Polish Borrower collectively referred to herein as the "Borrowers" and each individually as a "Borrower"), the direct and indirect Subsidiaries of the Borrowers from time to time party to this Agreement, as Guarantors, the several financial institutions from time to time party to this Agreement, as Lenders, and Harris N.A., as Administrative Agent as provided herein. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in Section 5.1 hereof.

        Section 2.2 Section 1.1 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                    Section 1.1. Revolving Credit Commitments. Subject to the
                terms and conditions hereof, each Lender, by its acceptance hereof, severally agrees to make a loan or loans (individually a "Revolving Loan" and collectively the "Revolving Loans") in U.S. Dollars, Euros and Pound Sterling to the Company, in Euros to Colin Stewart, in Pound Sterling or Euros to CETCO Europe, in Euros to the Polish Borrower, in Australian Dollars to the Australian Borrower, from time to time on a revolving basis in an aggregate outstanding Original Dollar Amount up to the amount of such Lender's Revolving Credit Commitment, subject to any reductions thereof pursuant to the terms hereof, before the Revolving Credit Termination Date; provided that (i) the sum of the aggregate Original Dollar Amount of Revolving Loans, Swing Loans, and L/C Obligations at any time outstanding shall not exceed the Revolving Credit Commitments in effect at such time,
                (ii) the sum of the aggregate Original Dollar Amount of all Loans outstanding to the Company denominated in Euros and Pound Sterling shall not exceed $25,000,000, (iii) the sum of the aggregate principal amount of all Loans outstanding to Colin Stewart shall not exceed (euro)5,000,000, (iv) the sum of the aggregate principal amount of all Loans denominated in Euro outstanding to CETCO Europe shall not exceed (euro)4,000,000 and the sum of the aggregate principal amount of all Loan denominated in Pound Sterling to CETCO Europe shall not exceed (pound)10,000,000, (v) the sum of the aggregate principal amount of all Loans outstanding to the Polish Borrower shall not exceed
                (euro)9,000,000 and (vi) the sum of the aggregate principal amount of all Loans outstanding to the Australian Borrower shall not exceed AUD5,000,000.

                Each Borrowing of Revolving Loans shall be made ratably by the Lenders in proportion to their respective Percentages. As provided in Section 1.5(a) hereof, the Company may elect that each Borrowing of Revolving Loans denominated in U.S. Dollars be either Base Rate Loans or Eurocurrency Loans. All Revolving Loans denominated in an Alternative Currency shall be Eurocurrency Loans. Revolving Loans may be repaid and the principal amount thereof reborrowed before the Revolving Credit Termination Date, subject to the terms and conditions hereof.

        Section 2.3. Section 5.1 of the Credit Agreement is amended by amended by inserting the following new defined terms in their proper alphabetical order:

                        "Australian Borrower" is defined in the introductory paragraph of this Agreement.

                        "Australian Dollars" and "AUD" means the lawful currency of Australia.

        Section 2.4.    The defined term "Alternative  Currency" contained in
Section 5.1 of the Credit Agreement is hereby amended by inserting immediately following the phrase "Pound Sterling," appearing in the first line thereof the following: "Australian Dollars,".

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

        Section 3.1 Credit Agreement Representations. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Section 6 of the Credit Agreement and additionally represents and warrants to the Administrative Agent and each Lender as set forth in this
Article III.

        Section 3.2 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Borrower and each Guarantor of this Amendment are within such Borrower's and such Guarantor's powers, have been duly authorized by all necessary corporate action, and do not:

                (a) contravene any Borrower's or any Guarantor's constituent documents;

                (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting any Borrower or any Guarantor; or

                (c) result in, or require the creation or imposition of, any Lien on any of the properties of a Borrower or a Guarantor.

        Section 3.3 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by any Borrower or any Guarantor of this Amendment.

        Section 3.4 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of each Borrower and each Guarantor enforceable in accordance with its terms.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

        Section 4.1 Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                (a) The Borrowers, the Guarantors, the Administrative Agent, and the Lenders shall have executed and delivered this Amendment.

                (b) The Administrative Agent shall have received certified copies of resolutions of the executive committee of the boards of directors (or equivalent governing body) of the Company authorizing the execution and delivery of this Amendment and indicating the authorized signers of this Amendment and the specimen signatures of such signers.

                (c) the Administrative Agent shall have received for each Lender such Lender's duly executed Note of the Australian Borrower dated the date hereof and otherwise in compliance with the provisions of
        Section 1.11 of the Credit Agreement;

                (d) the Administrative Agent shall have received for each Lender copies of the Australian Borrower's articles of incorporation and bylaws (or comparable organizational documents) and any amendments thereto, certified in each instance by its Secretary or Assistant Secretary;

                (e) the Administrative Agent shall have received for each Lender copies of resolutions of the Australian Borrower's Board of Directors (or similar governing body) authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on the Australian Borrower's behalf, all certified in each instance by its Secretary or Assistant Secretary;

                (f) the Administrative Agent shall have received for each Lender copies of the certificates of good standing for the Australian Borrower to the extent applicable (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of the jurisdiction of its incorporation or organization;

                (g) The Administrative Agent shall have received an opinion of counsel to the Company in form acceptable to the Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Administrative Agent may request; and

                (h) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

        Section 5.1 Ratification of and References to the Credit Agreement. Except for the amendments expressly set forth above, the Credit Agreement and each other Loan Document is hereby ratified, approved and confirmed in each and every respect. Reference to this specific Amendment need not be made in the Credit Agreement, the Note(s), or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        Section 5.2 Headings. The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

        Section 5.3 Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.

        Section 5.4. No Other Amendments. Except for the amendments expressly set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents.

        Section 5.5. Costs and Expenses. The Company agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

        Section 5.5 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF ILLINOIS.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                              "BORROWERS"

                                              AMCOL INTERNATIONAL CORPORATION


                                              By     /s/ Gary L. Castagna
                                                     ---------------------------
                                              Name:  Gary L. Castagna
                                              Title: Senior V.P. and
                                                     Chief Financial Officer


                                              CETCO EUROPE LTD.


                                              By     /s/ Gary L. Castagna
                                                     ---------------------------
                                              Name:  Gary L. Castagna
                                              Title: Director


                                              COLIN STEWART MINCHEM LIMITED


                                              By     /s/ Gary L. Castagna
                                                     ---------------------------
                                              Name:  Gary L. Castagna
                                              Title: Director


                                              CETCO POLAND SP. Z.O. O


                                              By     /s/ Gary L. Castagna
                                                     ---------------------------
                                              Name:  Gary L. Castagna
                                              Title: Director


                                              VOLCLAY PTY. LTD.


                                              By     /s/ Gary L. Castagna
                                                     ---------------------------
                                              Name:  Gary L. Castagna
                                              Title: Director

                                     S-1   [First Amendment to Credit Agreement]

                                              "GUARANTORS"

                                              AMCOL INTERNATIONAL CORPORATION


                                              By     /s/ Gary L. Castagna
                                                     ---------------------------
                                              Name:  Gary L. Castagna
                                              Title: Senior V.P. and
                                                     Chief Financial Officer


                                              AMERI-CO LOGISTICS, INC.


                                              By     /s/ Gary L. Castagna
                                                     ---------------------------
                                              Name:  Gary L. Castagna
                                              Title: Treasurer


                                              AMERICAN COLLOID COMPANY


                                              By     /s/ Gary L. Castagna
                                                     ---------------------------
                                              Name:  Gary L. Castagna
                                              Title: Treasurer


                                              COLLOID ENVIRONMENTAL TECHNOLOGIES
                                              COMPANY


                                              By     /s/ Gary L. Castagna
                                                     ---------------------------
                                              Name:  Gary L. Castagna
                                              Title: Treasurer


                                              AMCOL SPECIALTIES HOLDINGS, INC.


                                              By     /s/ Gary L. Castagna
                                                     ---------------------------
                                              Name:  Gary L. Castagna
                                              Title: Vice President

                                     S-2   [First Amendment to Credit Agreement]

                                              "LENDERS"

                                              HARRIS N.A., in its individual
                                                     capacity as a Lender, as
                                                     L/C Issuer, and as
                                                     Administrative Agent


                                              By     /s/ Danjuma G. Gibson
                                                     ---------------------------
                                              Name:  Danjuma G. Gibson
                                              Title: Vice President

                                     S-3   [First Amendment to Credit Agreement]

                                              WELLS FARGO BANK, N.A.


                                              By     /s/ Daniel Lange
                                                     ---------------------------
                                              Name:  Daniel Lange
                                              Title: Senior Vice President

                                     S-4   [First Amendment to Credit Agreement]

                                              BANK OF AMERICA, N.A.


                                              By     /s/ Chris D. Buckner
                                                     ---------------------------
                                              Name:  Chris D. Buckner
                                              Title: Senior Vice President

                                     S-5   [First Amendment to Credit Agreement]

                                              THE NORTHERN TRUST COMPANY


                                              By     /s/ Morgan A. Lyons
                                                     ---------------------------
                                              Name:  Morgan A. Lyons
                                              Title:  Vice President

                                     S-6   [First Amendment to Credit Agreement]